                                                                    Exhibit 99.2

                        General DataComm Industries, Inc.
                         Unaudited Financial Statements
                                  June 30, 2003
                              CAUTIONARY STATEMENT


The accompanying balance sheet as of June 30, 2003 and the related statements of operations for the one, three and nine months ended June 30, 2003 have not been reviewed by the Company's outside auditors, PricewaterhouseCoopers LLP. In addition, due to the Company's bankruptcy status, the audits for the fiscal years ended September 30, 2001 and 2002 have not been completed. Such audits and reviews are currently in process.

Although management is not aware of any material adjustments to the June 30, 2003 financial statements that may arise as a result of the audits and reviews by PricewaterhouseCoopers LLP, until such audits and reviews are complete, there can be no assurance that such adjustments will not be required, and therefore, such financial statements should be considered in that content.

The Company intends to file a Form 10-K for the fiscal years ended September 30, 2002 and 2001 upon completion of the PricewaterhouseCoopers' audit and thereafter will file a Form 10-Q for the current nine-month period ended June 30, 2003.

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                        General DataComm Industries, Inc.
                           Consolidated Balance Sheet
                                  June 30, 2003
                                   (Unaudited)

         In thousands



         ASSETS:
         Current Assets:
               Cash and cash equivalents                              $  1,739
               Accounts receivable                                       4,572
               Notes receivable                                          1,000
               Inventories                                               3,844
               Other current assets                                      1,447
                                                                 -------------
                                                                        12,602

          Property, plant and equipment, net                                 2
          Land and buildings held for sale                               4,569
          Other assets                                                       4
          Net assets of discontinued operations                             92
                                                                 -------------

                                              Total Assets            $ 17,269
                                                                 =============


         LIABILITIES AND STOCKHOLDERS' EQUITY:
         Current liabilities:

         Liabilities not subject to compromise
               Accounts payable, trade                                     422
               Accrued payroll and payroll-related costs                   788
               Accrued expenses and other current liab.                  3,836
                                                                 -------------
                                                                         5,046

         Liabilities subject to compromise
               Revolving credit loan                                  $     17
               Notes payable                                            21,703
               7 3/4% Convertible debentures                             3,000
               Accounts payable, trade                                  12,110
               Accrued payroll and payroll-related costs                   662
               Net current liabilities of discontinued
               operations                                                7,991
               Accrued expenses and other current liab.                 12,371
                                                                 -------------
                                                                        57,854

                                                                 -------------
                                         Total Liabilities              62,900

         Redeemable 5% Preferred Stock                                   3,043

         Stockholders' equity:
               Preferred stock                                             788
               Common stock                                              3,346
               Paid-in-capital                                         191,327
               Accumulated deficit                                    (242,696)
                Less: Treasury stock                                    (1,439)
                                                                 -------------
                                                                       (48,674)
                                                                 -------------

                Total Liabilities and Stockholders' Equity            $ 17,269
                                                                 =============


         The preceding "cautionary statement" is an integral part of these financial statements.

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                        General DataComm Industries, Inc.
                             Statement of Operations
                      One Fiscal Month Ended June 30, 2003
                                   (Unaudited)
                                  ($$ in 000's)





             Sales                                                      $2,463
             Cost of Sales                                               1,046
                                                                   -----------
             Gross Margin                                                1,417

             Operating Expenses:
                           Selling, general & administrative               651
                           Research & development                          256
                                                                   -----------
                                                                           907

             Operating income                                              510

             Interest expense(contractual interest/fees $327)              348
             Other, net                                                    (10)
                                                                   -----------
             Earnings(loss) before reorganization items,
              income taxes and discontinued operations                     172

             Reorganization items:
                                   Professional fees                       275

                                                                   -----------
             Gain(loss) before income taxes
               and discontinued operations                                (103)

             Income tax provision                                           13

                                                                   -----------
             Income(loss) before discontinued operations                  (116)

             Income(loss) from discontinued operations                      51

             Net income(loss)                                            $ (65)
                                                                   ===========

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The preceding "cautionary statement" is an integral part of these financial statements.

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                        General DataComm Industries, Inc.
                             Statement of Operations
                     Three Fiscal Months Ended June 30, 2003
                                   (Unaudited)
                                  ($$ in 000's)



             Sales                                                      $6,772
             Cost of Sales                                               3,125
                                                                    ----------

             Gross Margin                                                3,647

             Operating Expenses:
                           Selling, general & administrative             1,850
                           Research & development                          777
                                                                    ----------
                                                                         2,627

             Operating income                                            1,020

             Interest expense(contractual interest/fees $1,031)          1,066
             Other, net                                                    (24)
                                                                    ----------

             Earnings before reorganization items,
              income taxes and discontinued operations                     (22)

             Reorganization items:
                                   Professional fees                       900
                                                                    ----------

             Gain before income taxes
               and discontinued operations                                (922)

             Income tax provision                                           39
                                                                    ----------

             Income(loss) before discontinued operations (961)

             Income(loss) from discontinued operations                     469

                                                                    ----------
             Net income(loss)                                           $ (492)
                                                                    ==========

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The preceding "cautionary statement" is an integral part of these financial statements.

                        General DataComm Industries, Inc.
                             Statement of Operations
                     Nine Fiscal Months Ended June 30, 2003
                                   (Unaudited)
                                  ($$ in 000's)




             Sales                                                     $17,020
             Cost of Sales                                               8,384
                                                                   -----------

             Gross Margin                                                8,636

             Operating Expenses:
                           Selling, general & administrative             5,152
                           Research & development                        2,305
                                                                   -----------
                                                                         7,457

             Operating income                                            1,179

             Interest expense(contractual interest/fees $3,298)          3,179
                         Gain on legal settlement 2,450
             Other, net                                                    (41)
                                                                   -----------

             Earnings before reorganization items,
              income taxes and discontinued operations                     491

             Reorganization items:
                                   Professional fees                     2,100
                                                                   -----------

             Gain(loss) before income taxes
               and discontinued operations                              (1,609)

             Income tax provision                                          117
                                                                   -----------

             Income(loss) before discontinued operations (1,726)

             Income(loss) from discontinued operations                     994

                                                                   -----------
             Net income(loss)                                           $ (732)
                                                                   ===========

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The preceding "cautionary statement" is an integral part of these financial statements.